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PROSPECTUS SUPPLEMENT

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
California Tax-Free Money Market Fund
Supplement dated December 8, 2008 - Prospectus dated January 1, 2008

AMERICAN CENTURY INVESTMENT TRUST
Prime Money Market Fund and Premium Money Market Fund
Supplement dated December 8, 2008 - Prospectuses dated August 1, 2008

AMERICAN CENTURY MUNICIPAL TRUST
Tax-Free Money Market Fund
Supplement dated December 8, 2008 - Prospectus dated October 1, 2008

AMERICAN CENTURY GOVERNMENT INCOME TRUST
Capital Preservation Fund
Supplement dated December 8, 2008 - Prospectus dated August 1, 2008

Each of the  above-listed  funds  is  participating  in the U.S.  Department  of
Treasury's  Temporary  Guarantee Program for Money Market Funds (the "Program").
Under the Program, the Treasury guarantees fund investors that they will receive
$1 for each share held by them as of the close of business on September 19, 2008
(the "Guarantee  Date"),  in the event that a fund's net asset value drops below
$1 and the fund  liquidates.  SHARES ACQUIRED AFTER THE GUARANTEE DATE GENERALLY
ARE NOT ELIGIBLE FOR  PROTECTION  UNDER THE PROGRAM.  If the number of shares an investor holds  fluctuates  (including  reaching a zero balance  followed by the repurchase  of additional  shares),  the investor will be covered for either the number of shares held as of the Guarantee Date, or the current amount, whichever is less.

The  Program's  initial term covered the  three-month  period from the Guarantee
Date through  December 18, 2008,  and the Secretary of the Treasury has extended the  Program  through  April  30,  2009.  The Board of  Trustees  of each of the above-listed  funds has  approved,  and the funds have  applied  for,  continued
participation in the Program.

Participation  in the initial three months of the Program  required each fund to make a payment  to the  Treasury  in an amount  equal to 0.01% of the fund's net assets as of the Guarantee Date.  Continued  participation in the Program (i.e., from  December 19, 2008 through  April 30, 2009)  required  each fund to make an additional  payment to the  Treasury in an amount  equal to 0.015% of the fund's net assets as of the Guarantee Date. The expense of each fund's payments will be borne by the fund,  except  that half of the  expense  of  Capital  Preservation
Fund's  participation  in the first three months of the Program was borne by the fund's advisor.

The Secretary of the Treasury may further extend the Program  through  September
18,  2009.  In the event the Program is  extended  again,  each fund's  Board of
Trustees will consider whether the fund should continue to participate.

Additional information about the Program is available at HTTP://WWW.USTREAS.GOV.

American Century Investment Services, Inc., Distributor
©2008 American Century Proprietary Holdings, Inc. All rights reserved.

CL-SPL-63735  0812